UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

——————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 28, 2010

NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2010, Newport Corporation (the “Registrant”) announced its financial results for its first quarter ended April 3, 2010, and its financial outlook for the second quarter and full year of 2010. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 28, 2010 (furnished pursuant to Item 2.02 and not deemed filed).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2010	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 28, 2010 (furnished pursuant to Item 2.02 and not deemed filed).